Fiscal 2022 First Quarter Earnings Conference Call /////// November 2, 2021 Exhibit 99.3

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies, our ability to achieve fiscal 2022 guidance and deliver long-term, sustainable growth, our ability to deliver value through technology-based solutions and GPO and supply chain offerings, advancing ESG efforts to achieve long-term goals, the payment of dividends at current levels, or at all, the timing and number of shares repurchased under our share repurchase approval, our expected lower effective tax rate, and the statements under the heading “Fiscal 2022 Guidance” and the key assumptions underlying fiscal 2022 guidance are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2021 and Form 10-Q for the quarter ended September 30, 2021, expected to be filed with the with the SEC shortly after the date of this presentation, and also available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Overview /////// Michael J. Alkire President and CEO

Executive Summary Continued to advance strategies to help members and other customers deliver higher-quality, more cost-effective healthcare Adjusted EBITDA grew 10% and adjusted EPS increased 12% Total net revenue increased 5% Supply Chain Services segment revenue grew by 9% Performance Services segment revenue decreased 5% All comparisons reflect fiscal 2022 first quarter results vs. fiscal 2021 first quarter results Believe we remain on track to achieve fiscal 2022 guidance and deliver long-term, sustainable growth EXECUTIVE SUMMARY

Delivering Value through Technology-based Solutions and GPO and Supply Chain Offerings Focused on creating more resilient healthcare supply chain Co-investing alongside 11 GPO member health systems in Exela Pharma Sciences to enhance and support U.S.-based pharmaceutical supply and manufacturing Offers national and local contracts to help members control costs Co-management of health system supply chain operations PINC AI supporting members and customers stabilize businesses in current environment Ability to predict disruptions and shortages to enable better preparedness through artificial intelligence (AI) and other technology-based capabilities Leverages machine learning to predict and warn of at-risk, near-term labor shortages Provides benchmarks to identify opportunities to adjust staffing Consulting services help manage and implement effective labor management solutions Automates manual processes such as prior authorization and invoicing and payables, saving providers time and expense Performance Services Segment Supply Chain Services Segment

Advancing Environmental, Social and Governance Efforts Recently published inaugural Sustainability Report Highlights practices and initiatives aimed at improving healthcare, building trust, operating responsibility and positively impacting communities ESG oversight elevated to Board of Directors Delegated dedicated responsibilities to Board’s Nominating and Governance Committee Incorporating ESG practices into business remains a priority “We have long understood the importance and value of environmental, social and governance (ESG) practices and incorporated them into how we conduct ourselves and our business to achieve our longer-term goals and deliver on our mission to improve the health of communities.”

Financial Review /////// Craig McKasson Chief Administrative and Chief Financial Officer

Fiscal 2022 First Quarter Financial Highlights Performance Services segment net revenue decreased 5% to $88.3 million Supply Chain Services segment net revenue increased 9% to $276.8 million; net administrative fees revenue increased 13%; products revenue increased 3% Adjusted EBITDA* increased 10% to $121.7 million Adjusted net income* increased 13% to $79.1 million Adjusted earnings per share* increased 12% to $0.64 Total net revenue increased 5% to $365.1 million; GAAP net income of $121.3 million, or $0.97 per fully diluted share *Refer to Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to GAAP equivalents. (Compared with fiscal 2021 first quarter)

Strong Financial Position with Flexible Balance Sheet Cash flow from operations of $55.2 million Free cash flow* of $10.3 million Cash and cash equivalents of $184.4 million Outstanding borrowings of $175.0 million on $1.0 billion, five-year unsecured, revolving credit facility; repaid $50 million in October 2021 Balanced approach to capital deployment priorities *See free cash flow reconciliation to GAAP equivalent in Appendix. (As of September 30, 2021) Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Repurchased $42.6 million in Class A common stock and paid quarterly dividends to stockholders totaling $24.9 million during the first quarter of fiscal 2022

Fiscal 2022 Guidance *Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Use of Forward-Looking Non-GAAP Measures" on slide 10 for additional explanation. Guidance Metric Fiscal 2022 Guidance Range (as of November 2, 2021) Fiscal 2022 Guidance Range (as of August 17, 2021) Segment Net Revenue: Supply Chain Services Performance Services $925 million to $1.01 billion $395 million to $420 million $925 million to $1.01 billion $395 million to $420 million Total Net Revenue $1.32 billion to $1.43 billion $1.32 billion to $1.43 billion Adjusted EBITDA* $483 million to $500 million $483 million to $500 million Adjusted EPS* $2.56 to $2.66 $2.50 to $2.60 Fiscal 2022 guidance assumes realization of the following assumptions and except for effective tax rate, which is updated as of November 2, 2021, all other assumptions remain unchanged from August 17, 2021. Net administrative fees revenue of $570 million to $590 million Direct sourcing products revenue of $350 million to $390 million Net revenue available under contract that represents approximately 86% to 93% of the fiscal 2022 guidance range Capital expenditures of $100 million to $110 million Effective tax rate of 21% (previously: 23%) Free cash flow approximating 35% to 50% of adjusted EBITDA Per-share guidance does not include the impact of share repurchases under the previously authorized $250 million stock repurchase plan made after September 30, 2021 Does not include the effect of any potential future significant acquisitions

Use of Forward-looking Non-GAAP Financial Measures The company does not believe it can meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items may, from time to time, include strategic and acquisition related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments are not currently determinable but may be significant.

Appendix

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations

Fiscal 2022 and 2021 Non-GAAP Reconciliations